Cash and Cash Equivalents - Sale of Interests in Joint Ventures (Detail) - Sociedad de Inversiones K Cuatro SpA and Suministradora de Buses K Cuatro SpA. [Member] - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 22, 2023	Jun. 30, 2023
Disclosure Of Cash And Cash Equivalents [Line Items]
Ownership interest in joint venture	50.00%
Payment received from percentage of total sales amount		$ 17,669	$ 17,647
Percentage of proceeds from sale of interest in subsidiary Percentage		50.00%	50.00%